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                                                                EXHIBIT 10.18(d)


                          INFONET SERVICES CORPORATION

                             2000 OMNIBUS STOCK PLAN

                     INCENTIVE STOCK OPTION AWARD AGREEMENT

                       [OFFICER, DIRECTOR AND SR EMPLOYEE]

                  This Incentive Stock Option Award Agreement (this "Agreement"), dated the effective date set forth in the Certificate of Stock Option Grant available from the AST Stockplan website (the "Certificate"), is made between INFONET SERVICES CORPORATION (the "Company") and the individual named in the Certificate (the "Optionee"). The Certificate is included in, and made a part of, this Agreement. All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Infonet Services Corporation 2000 Omnibus Stock Plan (the "Plan").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         1. Grant of Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of the number of Class B, $.01 par value, shares of the Company (the "Stock") set forth in the Certificate, at a per share purchase price set forth in the Certificate (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall be treated as an Incentive Stock Option.

         2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

            (a) Expiration Date. The Option shall expire on the date set forth in the Certificate.

            (b) Exercise of Option. (i) Subject to the other terms of this Agreement, the Plan or a separate written employment agreement between the Company and the Optionee, the Option may be exercised on or after the dates set forth in the Certificate as to the number of shares of Stock set forth in the Certificate, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised.

                  (ii) Notwithstanding the foregoing provisions of this Section 2(b), upon the occurrence of a Change in Control, the Option shall immediately become exercisable as to the full number of shares covered by the Option.

                  (iii) Notwithstanding the foregoing provisions of this Section 2(b) upon the Termination, by reason of Retirement (as defined below), of the Optionee as an Employee

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         of the Company or an Affiliate, the Option shall immediately become exercisable as to the full number of shares covered by the Option, and may be exercised after such termination until the stated expiration date of the Option.

                  (iv) Any exercise of all or any part of the Option shall be accompanied by a Cash Letter of Authorization (available from the AST Stockplan website) which is a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan. Notation of any partial exercise shall be made by the Company in its records.

            (c) Consideration. At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (i) in United States dollars by personal check, bank draft or money order; (ii) if permitted by applicable law and approved by the Committee, with Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and his spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six (6) month period, having a total Fair Market Value on the date of such exercise of the Option, equal to such purchase price of such shares of Stock; (iii) if permitted by applicable law, in accordance with a cashless exercise or broker-assisted exercise procedure approved by the Committee permitting the Optionee to authorize a broker or dealer to sell shares of Stock (or a sufficient portion of such shares) that may be acquired upon exercise of the Option and pay to the Company in cash a portion of the sale proceeds equal to such purchase price of the shares of Stock for which the Option is so exercised and any taxes required to be paid as a result of such exercise; or (iv) in a combination of the consideration provided for in the foregoing clauses (i) through (iii).

            (d) Exercise Upon Death, Disability or Termination of Employment. Subject to the terms of any separate written employment agreement between the Optionee and the Company, the Option shall terminate upon the Termination, for any reason, of the Optionee as an Employee of the Company or a Subsidiary, and no shares of Stock may thereafter be purchased under the Option, except as follows:

                  (i) In the event of the death of the Optionee while an Employee of the Company or a Subsidiary, the Option, to the extent exercisable in accordance with Section 2(b) hereof at the time of his death, may be exercised after the Optionee's death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or the legatee of the Optionee under his last will until the earlier to occur of the second anniversary of the Optionee's death and the stated expiration date of the Option.

                  (ii) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of Disability, the Option, to the extent exercisable in accordance with Section 2(b) hereof upon such Termination, may be exercised after such Termination until the earlier to occur of the first anniversary of such Termination and the stated expiration date of the Option. For purposes of this Agreement, "Disability" shall have the

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         definition given such term in the Plan, but nevertheless shall be limited to a "permanent and total disability" as set forth in Section 22(e)(3) of the Code.

                  (iii) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of his Retirement (as defined below), the Option may be exercised after such Termination with respect to the full number of shares covered by the Option until the stated expiration date of the Option.

                  (iv) In the event the Optionee ceases to be an Employee of the Company or a Subsidiary and the Optionee's Termination is neither by reason of Disability nor Retirement (as defined below), nor for Cause, the Option, to the extent exercisable in accordance with Section 2(b) hereof upon such Termination, may be exercised after such Termination until the earlier to occur of the expiration of three (3) months following such Termination and the stated expiration date of the Option.

                  (v) If the Optionee dies during the periods following Termination specified in paragraphs (ii), (iii) or (iv) of this Section 2(d), , the Option, to the extent the Option would have been exercisable pursuant to such applicable paragraph (ii), (iii) or (iv) as of the date of the Optionee's death, may be exercised after the Optionee's death by his designated beneficiary, his heir, the legal representative of his estate or the legatee of the Optionee under his last will until the stated expiration date of the Option.

                  (vi) In the event the Optionee ceases to be an Employee of the Company or a Subsidiary due to Termination for Cause, or Termination under any circumstances not otherwise described in paragraph (i), (ii),
         (iii) or (iv) of this Section 2(d), the Option shall automatically, without any further action required by the Company, terminate on the date of such Termination and shall cease to thereafter be exercisable with respect to any shares of Stock.

                  (vii) For purposes of this Agreement, "Retirement" shall mean an Optionee's Termination on or after his or her attainment of age 55 and the performance of ten (10) years of continuous service to the Company, any Affiliate or Subsidiary.

            (e) Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, in accordance with the Plan.

            (f) Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section
11.4 of the Plan, for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Stock; provided, however, such tax withholding obligations may be met, in whole or in part, pursuant to procedures, if any, approved by the Committee in its discretion and in accordance with applicable law, by (i) the withholding by the Company of Stock otherwise deliverable to the Optionee pursuant to the Option with a Fair Market Value on the date of such exercise equal to such tax liability

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(provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's or any Subsidiary's required tax withholding obligations using the minimum statutory withholding rates for Federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Stock, duly endorsed for transfer to the Company, owned by the Optionee (or by the Optionee and his spouse jointly) and acquired more than six (6) months prior to such tender with a Fair Market Value on the date of such exercise equal to such tax liability. In no event shall Stock be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

            (g) No Rights as Stockholder. The Optionee shall not become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

            (h) No Right to Continued Employment. The Option shall not confer upon the Optionee any right to be retained in the service of the Company or a Subsidiary, nor restrict in any way the right of the Company or any Subsidiary, which right is hereby expressly reserved, to terminate his employment at any time with or without cause, except as otherwise provided in any separate employment contract governed by the laws of any jurisdiction other than the United States or any State thereof between the Company or such Affiliate and the Optionee.

            (i) Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

            (j) Compliance with Laws and Regulations. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Board shall, in its sole discretion, determine to be necessary or applicable. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Investment Representation. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that
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the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

         4. Optionee Bound by Plan. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 11.2 of the Plan as in effect on the date hereof.

         5. Special Tax Consequences. The Optionee hereby acknowledges that, to the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Optionee during any calendar year under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any parent corporation thereof (within the meaning of Section 424(e) of the Code)) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The Optionee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted and incentive stock options granted on or before December 31, 1986 shall not be taken into account in applying such $100,000 limitation.

         6. Notices. Any notice hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered or certified, postage prepaid, or with a reputable overnight courier, postage prepaid, or, if to the Company, sent by telecopier (with receipt confirmed), and addressed, in the case of the Company, to the Company's Secretary at Infonet Services Corporation, 2160 East Grand Avenue, El Segundo, California 90245, telecopier number: (310) 335-2679, and, in the case of the Optionee, to the Optionee's address as shown in the records of the Company, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         7. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

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         8. Modification. Except as otherwise permitted by the Plan, this
Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.


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                                                         2000 Omnibus Stock Plan

                        Certificate of Stock Option Grant


                                This stock option was granted to you on       by
                                Infonet Services Corporation.
                                The stock option price is the FMV on the date of
                                grant, which was      .



Granted to:
Social Security Number:
Employee ID:
Option to Purchase:     shares
Type of Stock Option:

Grant Number:
Grant Date:
Grant Expiration Date:
Grant Price:

Vesting Schedule
Vesting Start Date:

       Date of Vest                  Shares Vesting               Vesting in Period           Last Date to Exercise
                                    Over the Period                    Occurs
--------------------------- --------------------------------- -------------------------- ---------------------------------

--------------------------- --------------------------------- -------------------------- ---------------------------------

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   For Infonet Services Corporation                                 Date



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